UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 10, 2021
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2021, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of inTEST Corporation (the "Company") approved the 2021 Executive Officer Compensation Plan for the Company’s President and Chief Executive Officer, Richard N. Grant, Jr., and Secretary, Treasurer and Chief Financial Officer, Hugh T. Regan, Jr.

The components of this plan include (i) base salary, (ii) short term incentive compensation in the form of a performance based bonus and (iii) long term incentive compensation in the form of equity compensation grants. The material terms of the 2021 Executive Officer Compensation Plan, attached as Exhibit 10.1 and incorporated herein by the reference, are summarized as follows:

Base Salary: Base salaries for 2021, effective April 1, 2021, are as follows:

Richard N. Grant, Jr.	$375,000
Hugh T. Regan, Jr.	$272,950

Short Term Incentive Compensation:

The performance bonus payment target percentages to be used in the executive officer's bonus calculation for 2021 are as follows:

Richard N. Grant, Jr.	70%
Hugh T. Regan, Jr.	55%

The amount of the executive officer's bonus may range from zero (if none of the performance metrics are satisfied) to an amount that may exceed the target performance bonus amounts.

Chief Executive Officer Short Term Incentive Target and Performance Objectives

The Chief Executive Officer (“CEO”) will be eligible to receive a performance bonus payment upon satisfaction of the following weighted performance metrics during 2021:

(i)	Achievement of the Company's Financial Goals – 70%
(ii)	Completion of One or More Acquisitions in 2021 – 15%
(iii)	Achievement of Key Elements of the 5 Year Strategic Plan – 15%

Achievement of Financial Goals: A portion of the CEO’s performance bonus may be earned based upon the Company's achievement of net revenue and earnings before income tax amounts as compared to budgeted net revenue and earnings before income tax amounts for 2021. The CEO is eligible to earn the portion of the executive officer's performance bonus based upon the following matrix:

		Revenue v. Target
		<80%	80%	90%	100%	110%	120%
	<80%	0%	0%	0%	0%	0%	0%
Earnings	80%	0%	50%	63%	75%	88%	100%
before	90%	0%	63%	75%	88%	100%	113%
income tax	100%	0%	75%	88%	100%`	113%	125%
v.	110%	0%	88%	100%	113%	125%	138%
Target	120%	0%	100%	113%	125%	138%	150%

Completion of One or More Acquisitions in 2021: A portion of the CEO’s bonus will be earned based upon the Company's consummation of one or more acquisitions of a company or assets of a company in 2021. If a single acquisition, the acquired company or assets must have generated minimum trailing twelve months revenues of $10 million. If two or more acquisitions, then each of the acquired company or assets must have generated minimum trailing twelve months revenue of between $5 million and $10 million. In addition, the transaction(s) must close in 2021 with the transfer of substantially all assets and/or stock of the target company/companies to the Company completed in 2021.

Achievement of Key Elements of the 5 Year Strategic Plan: A portion of the CEO’s performance bonus will be earned based upon the Company’s achievement of key elements of the 5 Year Strategic Plan provided to the Board in early 2021, which relate to the geographic and market expansion and innovation and differentiation components of the strategic plan.

Chief Financial Officer Short Term Incentive Target and Performance Objectives

The Chief Financial Officer (“CFO”) will be eligible to receive a performance bonus payment upon satisfaction of the following weighted performance metrics during 2021:

(i)	Achievement of the Company’s Financial Goals – 60%
(ii)	Completion of One or More Acquisitions in 2021 – 20%
(iii)	Achievement of CFO Specific Objectives – 20%

Achievement of Financial Goals: A portion of the CFO’s performance bonus may be earned based upon the Company's achievement of net revenue and earnings before income tax amounts as compared to budgeted net revenue and earnings before income tax amounts for 2021. The CFO is eligible to earn the portion of the executive officer's performance bonus based upon the following matrix:

		Revenue v. Target
		<80%	80%	90%	100%	110%	120%
	<80%	0%	0%	0%	0%	0%	0%
Earnings	80%	0%	50%	63%	75%	88%	100%
before	90%	0%	63%	75%	88%	100%	113%
income tax	100%	0%	75%	88%	100%`	113%	125%
v.	110%	0%	88%	100%	113%	125%	138%
Target	120%	0%	100%	113%	125%	138%	150%

Completion of One or More Acquisitions in 2021: A portion of the CFO’s bonus will be earned based upon the Company's consummation of one or more acquisitions of a company or assets of a company in 2021. If a single acquisition, the acquired company or assets must have generated minimum trailing twelve months revenues of $10 million. If two or more acquisitions, then each of the acquired company or assets must have generated minimum trailing twelve months revenue of between $5 million and $10 million. In addition, the transaction(s) must close in 2021 with the transfer of substantially all assets and/or stock of the target company/companies to the Company completed in 2021.

Achievement of CFO Specific Objectives: A portion of the CFO’s performance bonus will be earned based upon the CFO’s achievement of specific objectives relating to the Company’s risk management processes and the creation and execution of an information technology and business automation roadmap.

Long Term Incentive Compensation: On March 10, 2021, the executive officers were awarded equity compensation grants consisting of restricted stock and stock options as follows:

	Shares of Restricted Stock	Options to Purchase Shares of Common Stock
Richard N. Grant, Jr.	18,668	112,000
Hugh T. Regan, Jr.	8,800	52,800

The restricted stock awards will vest in equal increments over four years. The stock option awards will vest in equal increments over four years and will have an exercise price of $10.62 which is the closing price of the Company's common stock as listed on the NYSE American on March 10, 2021. All equity awards are subject to the terms of the Company's Third Amended and Restated 2014 Stock Plan and the Company's standard forms of award agreements, which have been filed with the Securities and Exchange Commission (“SEC”).

Item 8.01.  Other Events

On March 10, 2021, the Board approved the grant of restricted stock to the Company’s non-employee directors as follows:

Shares of Restricted Stock
Steven J. Abrams	9,000
Jeffrey A. Beck	9,000
Joseph W. Dews IV	9,000
Gerald J. Maginnis	9,000

The restricted stock awards will vest 25% on each of the following dates: March 31, 2021, June 30, 2021, September 30, 2021, and December 31, 2021, and are subject to the terms of the Company's Third Amended and Restated 2014 Stock Plan and the Company's standard form of Restricted Stock Award Agreement for Directors, which have been previously filed with the SEC.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	2021 Executive Officer Compensation Plan
10.2	Form of Incentive Stock Option Agreement
10.3	Form of Non-Qualified Stock Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
Hugh T. Regan, Jr.
Secretary, Treasurer and Chief Financial Officer

Date:   March 16, 2021